PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES 1. MAIL your signed and voted proxy back in YOU OWN. PLEASE CAST YOUR the postage paid envelope provided PROXY VOTE TODAY! 2. ONLINE at vote.proxyonline.com using your proxy control number found below SHAREHOLDER’S REGISTRATION PRINTED HERE 3. By PHONE when you dial 1-888-227-9349 toll-free to reach an automated touchtone ***BOXES FOR TYPSETTING PURPOSES ONLY*** voting line 4. By PHONE with a live operator when you call toll-free (866) 864-7964 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 CHASE MID-CAP GROWTH FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 28, 2020 The undersigned, revoking prior proxies, hereby appoints Jeff T. Rauman and Cheryl L. King and each of them, as attorneys-in- fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”), a series of Advisors Series Trust (the “Trust”) scheduled for 11:00 a.m., Central Time on January 28, 2020, at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 864-7964. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 28, 2020. The proxy statement for this meeting is available at: https://vote.proxyonline.com/chase/docs/Mid-CapGrowth.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

CHASE MID-CAP GROWTH FUND YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE PROXY CARD COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as _______________________________________________________________ your name(s) appear on this Proxy (reverse side). If the shares are held SIGNATURE (AND TITLE IF APPLICABLE) DATE jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) for the Mid-Cap Fund. The Plan provides for the ○ ○ ○ transfer of all of the assets of the Mid-Cap Fund to the Chase Growth Fund, in exchange for shares of the Chase Growth Fund and the assumption by the Chase Growth Fund of all liabilities of the Mid-Cap Fund, and the distribution of the Chase Growth Fund shares to the shareholders of the Mid-Cap Fund in complete liquidation of the Mid-Cap Fund; and 2. To transact such other business as may properly come before the meeting and any adjournments thereof. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]